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                                                                    Exhibit 23.1

              CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT AUDITORS

                   Consent of Independent Public Accountants


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 13, 2000 included in Leapnet, Inc.'s Form 10-K for the year ended January 31, 2000 and to all references to our Firm included in this registration statement.

   /s/ ARTHUR ANDERSEN LLP

                                 July 19, 2000







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